Income taxes - Summary of components of tax expense (income) (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Current tax expense
Current year	$ 52	$ 27	$ 6
Total	52	27	6
Origination and reversal of temporary difference	(2)	(9)	(3)
Recognition of previously unrecognized tax losses	(31)	(12)	0
Deferred Tax Expense Income And Adjustments For Deferred Tax Of Prior Periods	(33)	(21)	(3)
Income tax expense	$ 19	$ 6	$ 3